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                                                                 EXHIBIT (r)(1)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AMERICAN GENERAL LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

    Registrant Name                     File Nos.
    ---------------                     ---------
    AGL SEPARATE ACCOUNT VL-R           333-118318 / 811-08561
                                        333-109613 / 811-08561
                                        333-103361 / 811-08561
                                        333-82982 / 811-08561
                                        333-80191 / 811-08561
                                        333-65170 / 811-08561
                                        333-43264 / 811-08561

    AGL SEPARATE ACCOUNT D              333-109206 / 811-02441
                                        333-25549 / 811-02441

    AGL SEPARATE ACCOUNT VUL-2          333-102300 / 811-06366
                                        333-102299 / 811-06366

MERTON BERNARD AIDINOFF                      Director          October 21, 2005
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MERTON BERNARD AIDINOFF

STEVEN JAY BENSINGER                         Director          October 21, 2005
-----------------------------------
STEVEN JAY BENSINGER

JOHN QUINLAN DOYLE                    Director and President   October 21, 2005
-----------------------------------
JOHN QUINLAN DOYLE

JEFFREY L. HAYMAN                            Director          October 21, 2005
-----------------------------------
JEFFREY L. HAYMAN

DAVID LAWRENCE HERZOG                        Director          October 21, 2005
-----------------------------------
DAVID LAWRENCE HERZOG

ROBERT EDWARD LEWIS                          Director          October 21, 2005
-----------------------------------
ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR                  Director and Chairman    October 21, 2005
-----------------------------------
KRISTIAN PHILIP MOOR

WIN JAY NEUGER                               Director          October 21, 2005
-----------------------------------
WIN JAY NEUGER

ERNEST THEODORE PATRIKIS                     Director          October 21, 2005
-----------------------------------
ERNEST THEODORE PATRIKIS

ROBERT MICHAEL SANDLER                       Director          October 21, 2005
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ROBERT MICHAEL SANDLER

ROBERT S. SCHIMEK                     Director, Senior Vice    October 21, 2005
-----------------------------------  President and Treasurer
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER                          Director          October 21, 2005
-----------------------------------
NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH                       Director          October 21, 2005
-----------------------------------
NICHOLAS CHARLES WALSH